UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2011

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

SIGNATURE

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

This Form 8-K/A amends and restates the Form 8-K filed by Salem Communications Corporation (“Salem”) on July 26, 2011, to reflect the appointment of director Jon Venverloh to serve as a member of two committees of Salem’s Board of Directors (the “Board”) at the Board’s regularly scheduled meeting on September 28, 2011.

Appointment of New Director – Jon Venverloh

On July 20, 2011, Jon Venverloh accepted an invitation to join Salem’s Board.  Mr. Venverloh joined the Board effective September 1, 2011.

There is no arrangement or understanding between Mr. Venverloh and any other person pursuant to which Mr. Venverloh was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Mr. Venverloh has agreed to become a member of the Board’s Nominating and Corporate Governance Committee as well as the Board’s Audit Committee as recommended by the Board’s Nominating and Corporate Governance Committee and approved by the Board at its regularly scheduled meeting on September 28, 2011.  Mr. Venverloh’s appointment to these committees became effective on September 28, 2011.

Salem shall compensate Mr. Venverloh for his service as a member of the Board and these committees in the same manner as provided for all of Salem’s non-employee Board members as disclosed in Salem’s proxy statement filed on April 29, 2011.

Mr. Venverloh has worked in digital media and advertising since 1994, including more than nine years at Google and stints at a major news website and global advertising agencies.  At Google from 2000 - 2010, he served as Head of Distribution Partnerships, Head of Federal Sales, Senior Manager for Strategic Partnerships and launched Google's Enterprise division.  From 1997 - 1999, Mr. Venverloh led Weather.com's sales efforts for the West Coast.  From 1994 - 1996 he worked at global ad agencies Saatchi & Saatchi and DDB Needham.  Mr. Venverloh has also served as an adviser to digital media startups and served on the boards of directors of several non-profits.  He earned a BA in Advertising from Southern Methodist University and a master's degree in Management from the Stanford Graduate School of Business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: September 30, 2011	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Vice President and General Counsel